--------------------------------------------------------------------------------
NEWPORT TIGER FUND                                               ANNUAL REPORT
--------------------------------------------------------------------------------

DECEMBER 31, 1999

                           [TIGER GRAPHIC BACKGROUND]


The Tiger markets of Asia play an

important role in the world's economy,

offering growth opportunities for

long-term global investors.

Dear Shareholder:

The 12-month period ended December 31, 1999 was very good for investors in Southeast Asia, as the region experienced a strong economic recovery in concert with a worldwide economic rebound. The economies in the region benefited from a level of renewal and improved management. In Hong Kong and China, the private sector has shown unprecedented growth, driven by an entrepreneurial boom in the high technology and telecommunications sectors. These industries are benefiting from surging use of the Internet by both businesses and consumers around the world. Singapore's banking industry continued to thrive, and Taiwan's world-class semiconductor sector emerged from a major earthquake in very good shape. In short, a wide range of factors in the region and worldwide converged to produce what we believe is a solid foundation for future prosperity.

Although we are encouraged by these developments, it is important to note that the region is still in the early stages of recovery from the devastating impact of recession in 1997 and 1998. Much of the growth has been driven by exports -- particularly to the U.S. -- and internally generated growth is just beginning to appear. Nevertheless, we are very pleased with the progress that we saw throughout the region in 1999.

Newport Tiger Fund continued to benefit from the positive economic trends that occurred during the year, outperforming the average return of its Lipper peer group.1 The following report will provide you with more specific information about your Fund's performance and the strategies used during the period. As always, we thank you for choosing Newport Tiger Fund and for giving us the opportunity to serve your investment needs.


Sincerely,



/s/ Stephen E. Gibson
-----------------------------
Stephen E. Gibson
President
February 11, 2000



1 Lipper, Inc., a widely respected data provider for the industry, calculates an average total return for mutual funds with similar investment objectives as the Fund. The average total return calculated for funds in the Lipper Pacific Ex-Japan Funds category was 73.21% for the 12 months ended December 31, 1999. The Fund's Class A shares ranked in the second quartile for one year (ranked 38 out of 84 funds) and in the second quartile for three years (ranked 28 out of 70 funds). Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot guarantee future results.

    Because market and economic conditions change, there can be no assurance that the trends described in this report will continue or come to pass.



-----------------------------
Not FDIC  May Lose Value
Insured   -------------------
          No Bank Guarantee
-----------------------------

HIGHLIGHTS

*    STRONG ECONOMIC RECOVERY IN ASIA IN 1999

     Asian stock markets were propelled by a recovering regional economy and continued strength in the global economy. Stock markets in all of the major Asian nations rose.

*    BOOMING HIGH-TECHNOLOGY AND TELECOMMUNICATIONS INDUSTRIES DROVE GROWTH

     Surging growth in the Internet and generally improving global economies propelled companies in the high-technology and telecommunications sectors to new highs. Fund holdings in these industries showed good performance during the period.

*    FUND'S RETURNS REFLECTED STRONG ECONOMY

     Newport Tiger Fund's total return for the 12-month period reflected the positive investment environment, which also benefited many of its peers.

                   NET ASSET VALUE PER SHARE AS OF 12/31/1999

                         Class A                 $13.47
                         ------------------------------
                         Class B                 $13.23
                         ------------------------------
                         Class C                 $13.25
                         ------------------------------
                         Class T                 $13.48
                         ------------------------------
                         Class Z                 $13.46
                         ------------------------------


                         NEWPORT TIGER FUND PERFORMANCE
               VS. LIPPER PACIFIC EX-JAPAN FUNDS CATEGORY AVERAGE
                               12/31/98 - 12/31/99



                              [GRAPH PERFORMANCE]


Newport Tiger Fund, Class A (without sales charge)          73.14%
Lipper Pacific Ex-Japan Funds Category Average              73.21%


Past performance cannot predict future results. Returns and values of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions.

Returns are computed at net asset value.

PORTFOLIO MANAGERS' REPORT


FUND PERFORMED WELL ON STRENGTH OF ASIAN ECONOMIC RECOVERY

For the 12-month period, Newport Tiger Fund's Class A shares had a total return of 73.14% without a sales charge. The Fund ranked in the second quartile in the Lipper Pacific Ex-Japan Funds category, which had an average return for the same period of 73.2 1%. The Fund's return reflects the strong economic recovery throughout Asia in 1999, and the particular strength of its holdings in the high-technology and telecommunications industries. The economic and financial crises of 1997 and 1998 encouraged corporations to streamline their operations and focus on profitability. In addition, companies realized the benefit of increased financial disclosure. These factors along with economic recovery in the region improved investor confidence and attracted investors back to the region.

GROWTH IN TECHNOLOGY AND TELECOMMUNICATIONS LEADING THE WAY

As in the United States in 1999, investors in Southeast Asia have shown tremendous excitement about the growth in the high technology and telecommunications industries. The surging use of the Internet by both business and consumers has been no less a phenomenon in Asia than in the U.S., and both of these industries have been direct beneficiaries. Moreover, many entrepreneurs are building successful businesses in these industries, expanding the base of growth to the small- and mid-size company level, and contributing to the phenomenal growth of private enterprise that we have seen.

The technology boom has allowed Asian countries to "leapfrog" stages of technological development. For example, the wireless telecommunications industry has seen tremendous growth in some of the emerging countries, most importantly China, because there are not nearly as many fixed telephone lines per capita as there are in the U.S. This has allowed companies like China Telecom (9.2% of net assets) to rapidly grow its wireless business.

FUND BROADENS HORIZONS

As the Asian recovery becomes more clear and its capital markets become more mature, the Fund broadened its investment horizons to include the exciting growth economics of Taiwan, Korea and India. Taiwan and Korea have benefitted from their increasing global presence in semi-conductor and PC manufacturing. India has enjoyed a boom in software development that has significantly impacted its economy. While we are excited about diversifying the portfolio, we retain many of our core Hong Kong and Singapore investments, which we believe still represent some of the best ways to benefit from Asia's growth.

TOP FIVE SECTOR BREAKDOWNS 12/31/99 VS 12/31/98

                              [GRAPH PERFORMANCE]


                                 12/31/99             12/31/98
                                 --------             --------

Financial                          30.0%               49.4%
Consumer Cyclical                  28.7%               17.2%
Technology                         16.8%                7.5%
Utilities                           9.4%               16.1%
Capital Goods                       6.5%                7.5%

Sector breakdowns are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain the current sector breakdown in the future.

Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) is published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon the advisors defined criteria as used in the investment process.

TOP COUNTRY BREAKDOWN AS OF 12/31/99

Hong Kong               58.3%
----------------------------
Singapore               24.8%
----------------------------
Taiwan                   4.3%
----------------------------
India                    3.2%
----------------------------
South Korea              2.3%
----------------------------
Philippines              0.9%
----------------------------

Country breakdown is calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain the current country breakdown in the future.

OUTLOOK: ONGOING ECONOMIC RECOVERY

We believe the year 2000 will bring continued economic growth to the Asian region, driven by investment in productivity-enhancing technologies and rising consumer spending. There may be some volatility in the global financial markets, which may spill over into Asia -- especially if the volatility originates in the highly influential U.S. stock market. But the regions' domestic economic trends, that have been discussed, are expected to continue, and this may be good news for investors in the Asian markets.


/s/ Tim Tuttle                                     /s/ Chris Legallet
----------------------                             ----------------------
Tim Tuttle                                         Chris Legallet

Tim Tuttle and Chris Legallet are portfolio co-managers of Newport Tiger Fund. Mr. Tuttle is President of Newport Fund Management, Inc. and Mr. Legallet is Chief Investment Officer and Senior Vice President of Newport Fund Management, Inc.


TOP 10 HOLDINGS AS OF 12/31/99

1. China Telecom Ltd.                             9.2%
-----------------------------------------------------
2. DBS Group Holdings Ltd.                        7.5%
-----------------------------------------------------
3. Hutchinson Whampoa Ltd.                        7.1%
-----------------------------------------------------
4. Cheung Kong Holdings                           6.5%
-----------------------------------------------------
5. Singapore Press Holdings Ltd.                  6.5%
-----------------------------------------------------
6. Sun Hung Kai Properties Ltd.                   5.4%
-----------------------------------------------------
7. Hong Kong and China Gas                        4.9%
-----------------------------------------------------
8. HSBC Holdings PLC                              4.4%
-----------------------------------------------------
9. Oversea-Chinese Banking Corp., Ltd.            3.4%
-----------------------------------------------------
10. Li & Fung Ltd.                                3.2%
-----------------------------------------------------

Holdings are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities in the future.

BOUGHT
--------------------------------------------------------------------------------

TAIWAN SEMICONDUCTOR MANUFACTURING CO. (2.8% of net assets) provides foundry services and specialized manufacturing expertise for companies that design semiconductors, such as Intel and AMD. We believe the company is on the leading edge of an industry that is experiencing explosive growth.

KOREA TELECOM CORP. (2.3% of net assets) is the largest fixed-line telephone company in Korea and has the second-largest wireless business in the country. In addition, Korea Telecom has the largest Internet business in Korea, providing diversity and growth potential for the company.

----------
International investing offers significant long-term growth potential, but also involves certain risks. Because many of the Tiger countries are considered emerging markets, they are subject to a greater degree of social, political, currency and economic instability.

PERFORMANCE INFORMATION

PERFORMANCE OF A $10,000 INVESTMENT IN NEWPORT TIGER FUND CLASS A SHARES 12/31/89 - 12/31/99

                              [GRAPH PERFORMANCE]

                                   Newport Tiger Fund       Newport Tiger Fund
               MSCI EAFE Index    Without sales charge      With sales charge

12/31/89           10,000               10,000                    9,425
12/31/90            7,655                8,486                    7,998
12/31/91            8,584               10,694                   10,079
12/31/92            7,539               13,049                   12,299
12/31/93            9,994               22,883                   21,567
12/31/94           10,771               20,146                   18,987
12/31/95           11,979               23,426                   22,079
12/31/96           12,703               25,988                   24,494
12/31/97           12,929               17,165                   16,178
12/31/98           15,515               15,092                   14,224
12/31/99           19,698               26,120                   24,618

PERFORMANCE OF A $10,000 INVESTMENT IN NEWPORT TIGER FUND IN ALL SHARE CLASSES 12/31/89 - 12/31/99

                              Without                   With
                               sales                    sales
                              charge                   charge
                              ------                   ------

Class A                       $26,120                  $24,618
--------------------------------------------------------------
Class B                       $25,173                  $25,173
--------------------------------------------------------------
Class C                       $25,193                  $25,193
--------------------------------------------------------------
Class T                       $26,383                  $24,866
--------------------------------------------------------------
Class Z                       $26,345
--------------------------------------------------------------

The Morgan Stanley Capital International (MSCI) EAFE (GDP) Index is an unmanaged index that tracks the performance of equity securities of developed countries outside North America, including Hong Kong and Singapore. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/1999


Share Class               A                        B                      C                         T                Z
Inception              4/1/95                   4/1/95                  4/1/95                   5/31/89           5/31/89
--------------------------------------------------------------------------------------------------------------------------
               w/o sales   with sales   w/o sales   with sales   w/o sales   with sales   w/o sales  with sales  w/o sales
                charge       charge       charge      charge      charge       charge       charge     charge      charge

1 year          73.14%       63.18%       71.82%       66.82%      71.85%      70.85%       73.49%      63.51%     73.68%
--------------------------------------------------------------------------------------------------------------------------
5 years          5.34         4.09         4.56         4.22        4.58        4.58         5.55        4.30       5.52
--------------------------------------------------------------------------------------------------------------------------
10 years        10.08         9.43         9.67         9.67        9.68        9.68        10.19        9.54      10.17
--------------------------------------------------------------------------------------------------------------------------

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for Class A and T shares and the maximum contingent deferred sales charges (CDSC) of 5% for one year and 2% for five years for Class B shares and 1% for one year for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The Fund was originally introduced on 5/31/89 and became Colonial Newport Tiger Fund on 4/1/95 when Class A, B, and D (since designated as C) shares were offered. As of 4/30/98, the Fund was renamed Newport Tiger Fund. Please see the Fund's prospectus for additional details. Class A, B, and C share performance information includes returns of the Fund's Class T shares for periods prior to the inception dates of those classes. These Class T share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class T shares and the Class A, B, and C shares. Had the expense differential been reflected, the returns for periods prior to the inception date of the Class A, B and C shares would have been lower. Performance of a $10,000 investment in Newport Tiger Fund in all share classes 12/31/89 -- 12/31/99

INVESTMENT PORTFOLIO

December 31, 1999
(In thousands)


COMMON STOCKS 94.7%                        COUNTRY     SHARES          VALUE
------------------------------------------------------------------------------

FINANCE, INSURANCE & REAL ESTATE 51.2%
DEPOSITORY INSTITUTIONS 18.5%
Bangkok Bank Ltd. (a)                        Th          578         $   1,463
Bank of Philippine Islands                   Ph        1,075             3,094
DBS Group Holdings Ltd.                      Si        5,348            87,659
HSBC Holdings PLC (b)                        HK        3,653            50,928
Hang Seng Bank                               HK        2,941            33,577
Oversea-Chinese Banking Corp., Ltd.          Si        4,315            39,641
                                                                     ---------
                                                                       216,362
                                                                     ---------

Citic Pacific Ltd.                           HK        8,221            30,934
Hutchison Whampoa Ltd.                       HK        5,694            82,771
Singapore Technologies Engineering Ltd.      Si       21,825            33,809
                                                                     ---------
                                                                       147,514
                                                                     ---------

NONDEPOSITORY CREDIT INSTITUTIONS 0.1%
Housing Development Finance Ltd.             Id          102               671
                                                                     ---------

REAL ESTATE 20.0%
Ayala Land, Inc.                             Ph          398               104
Cheung Kong Holdings Ltd.                    HK        5,997            76,182
China Resources Enterprises Ltd.             HK       14,000            22,422
City Developments Ltd.                       Si        6,361            37,238
HKR International Ltd.                       HK        6,000             4,207
SM Prime Holdings, Inc.                      Ph       37,534             7,078
Sun Hung Kai Properties Ltd.                 HK        6,070            63,250
Swire Pacific Ltd., Series A                 HK        3,992            23,571
                                                                     ---------
                                                                       234,052
                                                                     ---------
MANUFACTURING 7.2%
ELECTRICAL COMPONENTS 0.2%
Chartered Semiconductor
  Manufacturing Ltd., ADR (a)                Si            6               402
United Microelectronics Corp., Ltd.          Tw          620             2,213
                                                                     ---------
                                                                         2,615
                                                                     ---------
FOOD & KINDRED PRODUCTS 0.2%
Hindustan Lever Ltd.                         Id           35             1,818
                                                                     ---------

MEASURING & ANALYZING INSTRUMENTS 0.3%
China Hong Kong Photo
  Products Holdings, Ltd.                    HK       31,400             4,039
                                                                     ---------
PRINTING & PUBLISHING 6.5%
Singapore Press Holdings Ltd.                Si        3,491            75,677
                                                                     ---------
MINING & ENERGY 0.1%
OIL & GAS EXTRACTION
Gulf Indonesia Resources Ltd.                In          200             1,625
                                                                     ---------
RETAIL TRADE 3.0%
APPAREL & ACCESSORY STORES 1.6%
Esprit Holdings Ltd.                         HK          808         $     873
Giordano International Ltd.                  HK       17,382            17,888
                                                                     ---------
                                                                        18,761
                                                                     ---------
FOOD STORES 1.4%
President Chain Store Corp.                  Tw        3,650            16,106
                                                                     ---------
SERVICES 7.0%
COMPUTER RELATED SERVICES 1.3%
Datacraft Asia Ltd.                          Si        1,792            14,874
                                                                     ---------
COMPUTER SOFTWARE 5.7%
Infosys Technologies Ltd.                    Id          104            34,539
Taiwan Semiconductor
  Manufacturing Co., ADR (a)                 Tw        6,065            32,272
                                                                     ---------
                                                                        66,811
                                                                     ---------
TRANSPORTATION, COMMUNICATION,
ELECTRIC, GAS & SANITARY SERVICES 20.9%
COMMUNICATIONS 0.6%
Advanced Information Services                Th          386             6,508
                                                                     ---------
ELECTRICAL SERVICES 2.3%
CLP Holdings Ltd.                            HK        3,502            16,128
Hong Kong Electric
  Holdings Ltd.                              HK        3,608            11,279
                                                                     ---------
                                                                        27,407
                                                                     ---------
GAS SERVICES 4.9%
Hong Kong and
  China Gas Co., Ltd.                        HK       42,150            57,747
                                                                     ---------
TELECOMMUNICATION 13.1%
Cable & Wireless HKT Ltd. (b)                HK        6,136            17,908
China Telecom Ltd. (a)(b)                    HK       16,606           106,901
Korea Telecom Corp., ADR                     Ko          363            27,161
PT Indonesian Satellite Corp.                In          522             1,165
                                                                     ---------
                                                                       153,135
                                                                     ---------
WHOLESALE TRADE 5.1%
DURABLE GOODS
Johnson Electric Holdings Ltd.               HK        3,444            22,110
Li & Fung Ltd.                               HK       15,120            37,929
                                                                     ---------
                                                                        60,039
                                                                     ---------
TOTAL COMMON STOCKS
(cost of $706,301) (c)                                               1,105,761
                                                                     ---------

December 31, 1999
(In thousands)

SHORT-TERM OBLIGATIONS 6.1%                       PAR           VALUE
----------------------------------------------------------------------

Repurchase agreement with
  SBC Warburg Ltd.,
  dated 12/31/99, due 01/03/00
  at 2.500%, collateralized by U.S.
  Treasury bonds and/or
  notes with maturities to 2021,
  market value $39,638
  (repurchase proceeds $38,843)                 $38,835        $38,835
Federal Home Loan Bank
  Discount Note,
    1.500% 01/03/00 (d)                          32,189         32,185
                                                            ----------
TOTAL SHORT-TERM OBLIGATIONS                                    71,020
                                                            ----------
OTHER ASSETS & LIABILITIES, NET (0.8%)                          (9,481)
                                                            ----------
NET ASSETS 100.0%                                           $1,167,300
                                                            ----------

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing.

(b) The value of this security represents fair value as determined in good faith under the direction of the Trustees.

(c) Cost for federal income tax purposes is $706,559.

(d) Rate represents yield at date of purchase.



Summary of Securities
   by Country                  Country         Value          % of Total
------------------------------------------------------------------------
   Hong Kong                     HK        $  680,644             61.6
   Singapore                     Si           289,300             26.2
   Taiwan                        Tw            50,591              4.6
   India                         Id            37,028              3.3
   Korea                         Ko            27,161              2.5
   Philippines                   Ph            10,276              0.9
   Thailand                      Th             7,971              0.7
   Indonesia                     In             2,790              0.2
                                           ----------            -----
                                           $1,105,761            100.0
                                           ==========            =====


Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

               Acronym               Name
               -------    ---------------------------
                 ADR      American Depositary Receipt




See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999
(In thousands except for per share amounts and footnotes)


ASSETS
Investments at value (cost $706,301)                                $1,105,761
Short-term obligations                                                  71,020
                                                                    ----------
                                                                     1,176,781

Cash including foreign currencies (cost $115)       $  116
Receivable for:
  Fund shares sold                                   1,512
  Dividends                                            139
  Interest                                               3
Other                                                    1               1,771
                                                    ------          ----------
  Total Assets                                                       1,178,552

LIABILITIES
Payable due to custodian bank                            4
Payable for:
  Fund shares repurchased                            8,047
Accrued:
  Distribution fee -- Class B                           17
  Distribution fee -- Class C                            3
  Transfer Agent fee                                    17
  Deferred Trustees fees                                12
Other                                                3,152
  Total Liabilities                                 ------              11,252
                                                                    ----------
NET ASSETS                                                          $1,167,300
                                                                    ==========
Net asset value & redemption price per share--
  Class A ($403,082/29,923)                                         $    13.47(a)
                                                                    ==========
Maximum offering price per share--
  Class A ($13.47/0.9425)                                           $    14.29(b)
                                                                    ==========
Net asset value & offering price per share--
  Class B ($407,179/30,774)                                         $    13.23(a)
                                                                    ==========
Net asset value & offering price per share--
  Class C ($73,038/5,513)                                           $    13.25(a)
                                                                    ==========
Net asset value & redemption price per share--
  Class T ($69,503/5,154)                                           $    13.48(a)
                                                                    ==========
Maximum offering price per share--
  Class T ($13.48/0.9425)                                           $    14.30(b)
                                                                    ==========
Net asset value, offering & redemption price
   per share-- Class Z ($214,498/15,939)                            $    13.46
                                                                    ==========
COMPOSITION OF NET ASSETS
Capital paid in                                                     $1,104,452
Accumulated net investment loss                                           (151)
Accumulated net realized loss                                         (333,707)
Net unrealized appreciation on:
  Investments                                                          396,705
  Foreign currency transactions                                              1
                                                                    ----------
                                                                    $1,167,300
                                                                    ==========

STATEMENTS OF OPERATIONS

For the year ended December 31, 1999
(In thousands)

INVESTMENT INCOME
Dividends                                                           $   22,822
Interest                                                                 1,192
                                                                    ----------
  Total Investment Income (net of
  nonrebatable foreign taxes at source
  which amounted to $1,070)                                             24,014

EXPENSES
Management fee                                      $6,778
Administration fee                                   2,176
Service fee -- Class A, Class B, Class C             1,669
Distribution fee -- Class B                          2,360
Distribution fee -- Class C                            424
Transfer agent fee                                   2,863
Bookkeeping fee                                        314
Trustees fee                                            41
Custodian fee                                          665
Audit fee                                               54
Legal fee                                              104
Registration fee                                       105
Reports to shareholders                                 86
Other                                                  200              17,839
                                                    ------          ----------
    Net Investment Income                                                6,175
                                                                    ----------

NET REALIZED & UNREALIZED GAIN (LOSS) ON
PORTFOLIO POSITIONS
Net realized loss on:
  Investments                                      (22,613)
  Foreign currency transactions                       (241)
                                                   -------
    Net Realized Loss                                                  (22,854)
Net change in unrealized appreciation/
  depreciation during the period on:
  Investments                                      522,829
  Foreign currency transactions                          1
                                                   -------
    Net Change in Unrealized
     Appreciation/Depreciation                                         522,830
                                                                    ----------
     Net Gain                                                          499,976
                                                                    ----------
Increase in Net Assets from Operations                              $  506,151
                                                                    ----------




(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.



See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
(In thousands)


                                                        YEARS ENDED
                                                        DECEMBER 31,
                                                 -------------------------
INCREASE (DECREASE) IN NET ASSETS                   1999           1998
                                                 ----------     ----------
Operations:
Net investment income                            $    6,175     $   13,928
Net realized loss                                   (22,854)      (203,334)
Net change in unrealized
  appreciation/depreciation                         522,830         55,638
                                                 ----------     ----------
  Net Increase (Decrease) from
    Operations                                      506,151       (133,768)
                                                 ----------     ----------
Distributions:
From net investment income -- Class A                    --         (4,839)
From net investment income -- Class B                    --         (3,032)
From net investment income -- Class C                    --           (503)
From net investment income -- Class T                    --         (1,162)
From net investment income -- Class Z                    --         (3,078)
                                                 ----------     ----------
                                                    506,151       (146,382)
                                                 ----------     ----------
Fund Share Transactions:
Receipts for shares sold -- Class A                 337,545        390,952
Value of distributions reinvested --
  Class A                                                --          3,964
Cost of shares repurchased -- Class A              (351,949)      (423,839)
                                                 ----------     ----------
                                                    (14,404)       (28,923)
                                                 ----------     ----------
Receipts for shares sold -- Class B                  44,246        118,738
Value of distributions reinvested --
  Class B                                                --          2,739
Cost of shares repurchased -- Class B               (95,444)      (150,324)
                                                 ----------     ----------
                                                    (51,198)       (28,847)
                                                 ----------     ----------
Receipts for shares sold -- Class C                  16,627         36,392
Value of distributions reinvested --
  Class C                                                --            463
Cost of shares repurchased -- Class C               (24,040)       (41,371)
                                                 ----------     ----------
                                                     (7,413)        (4,516)
                                                 ----------     ----------
Receipts for shares sold -- Class T                     977          3,578
Value of distributions reinvested --
  Class T                                                --            994
Cost of shares repurchased -- Class T              (14,788)        (22,132)
                                                 ----------     ----------
                                                   (13,811)        (17,560)
                                                 ----------     ----------
Receipts for shares sold -- Class Z                 248,592        149,223
Value of distributions reinvested --
  Class Z                                                --          2,303
Cost of shares repurchased -- Class Z              (269,699)      (167,695)
                                                 ----------     ----------
                                                    (21,107)       (16,169)
                                                 ----------     ----------
  Net Decrease from Fund
    Share Transactions                             (107,933)       (96,015)
                                                 ----------     ----------
    Total Increase (Decrease)                       398,218       (242,397)

NET ASSETS
Beginning of period                                 769,082      1,011,479
                                                 ----------     ----------
End of period (including accumulated
  net investment loss and net of
  overdistributed net investment income
  of $151 and $7,483, respectively)              $1,167,300     $  769,082
                                                 ==========     ==========


                                                        YEARS ENDED
                                                        DECEMBER 31,
                                                 -------------------------
NUMBER OF FUND SHARES                               1999           1998
                                                 ----------     ----------

Sold -- Class A                                      34,856         53,978
Issued for distributions reinvested --
  Class A                                                --            511
Repurchased-- Class A                               (37,079)       (58,196)
                                                 ----------     ----------
                                                     (2,223)        (3,707)
                                                 ----------     ----------
Sold -- Class B                                       4,753         16,083
Issued for distributions reinvested --
  Class B                                                --            348
Repurchased -- Class B                              (10,384)       (20,659)
                                                 ----------     ----------
                                                     (5,631)        (4,228)
                                                 ----------     ----------
Sold -- Class C                                       1,768          4,975
Issued for distributions reinvested --
  Class C                                                --             59
Repurchased -- Class C                               (2,524)        (5,782)
                                                 ----------     ----------
                                                       (756)          (748)
                                                 ----------     ----------
Sold -- Class T                                         108            492
Issued for distributions reinvested --
  Class T                                                --            128
Repurchased -- Class T                               (1,589)        (3,092)
                                                 ----------     ----------
                                                     (1,481)        (2,472)
                                                 ----------     ----------
Sold -- Class Z                                      30,097         20,851
Issued for distributions reinvested --
  Class Z                                               --             297
Repurchased -- Class Z                              (32,091)       (23,285)
                                                 ----------     ----------
                                                     (1,994)        (2,137)
                                                 ----------     ----------



(a) Rounds to less than one.



See notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:

Newport Tiger Fund (the Fund), a series of Liberty Funds Trust VII, formerly Colonial Trust VII, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation by investing primarily in equity securities of companies located in the nine Tigers of Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, China and the Philippines). The Fund may issue an unlimited number of shares. The Fund offers five classes of shares:
Class A, Class B, Class C, Class T and Class Z. Class A shares are sold with a front-end sales charge. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class T shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on Class A and Class T share redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class T shares and Class Z shares, as described in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. Korean equity securities that have reached the limit for aggregate foreign ownership and for which premiums to the local exchange prices may be paid by foreign investors are valued by applying a broker quoted premium to the local share price. In addition, if the values of foreign securities have been materially affected by events occurring after the closing of a foreign market, the foreign securities may be valued at their fair value under procedures approved by the Trustees.

Forward currency contracts are valued based on the weighted value of the contracts with similar maturities. Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates. In certain countries, the Fund may hold portfolio positions for which market quotations are not readily available. Such securities are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS:

Net realized and unrealized gains (losses) on foreign currency transactions includes the gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------
December 31, 1999

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

FOREIGN CURRENCY CONTRACTS:

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER:

Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

Newport Fund Management (the Advisor) is the investment Advisor of the Fund and receives a monthly fee based on the Fund's average net assets as follows:

AVERAGE NET ASSETS                             ANNUAL FEE RATE
------------------                             ---------------
First $100 million                                  1.00%
Next $1.4 billion                                   0.75%
Next $1.0 billion                                   0.70%
Over $2.5 billion                                   0.65%


ADMINISTRATION FEE:

Colonial Management Associates, Inc. (the Administrator), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average net assets.

BOOKKEEPING FEE:

The Administrator provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus a percentage of the Fund's average net assets as follows:

AVERAGE NET ASSETS                             ANNUAL FEE RATE
------------------                             ---------------

First $50 million                                 No charge
Next $950 million                                  0.035%
Next $1 billion                                    0.025%
Next $1 billion                                    0.015%
Over $3 billion                                    0.001%


TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Administrator, is the Fund's principal underwriter. For the year ended December 31, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $84,919 on sales of the Fund's Class A and Class T shares and received contingent deferred sales charges (CDSC) of $21,609, $1,965,895, $27,407 and none on Class A, Class B, Class C and Class T share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% of the average net assets attributable to Class B and Class C shares.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS:

The Administrator has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.55% annually of the Fund's average net assets.

For the year ended December 31, 1999, the Fund's operating expenses, as defined above, did not exceed the 1.55% expense limit.

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor or Administrator.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------
December 31, 1999


The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

During the year ended December 31, 1999, purchases and sales of investments, other than short-term obligations, were $115,947,773 and $264,649,968, respectively.

Unrealized appreciation (depreciation) at December 31, 1999, based on cost of investments for federal income tax purposes was approximately:

Gross unrealized appreciation                               $456,404,000
Gross unrealized depreciation                                (57,202,000)
                                                            ------------
  Net unrealized appreciation                               $399,202,000
                                                            ============

CAPITAL LOSS CARRYFORWARDS:

At December 31, 1999, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

YEAR OF EXPIRATION                                 CAPITAL LOSS CARRYFORWARD
------------------                                 -------------------------

      2005                                              $ 81,206,000
      2006                                               229,760,000
      2007                                                22,165,000
                                                        ------------
                                                        $333,131,000
                                                        ============

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER:

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments, and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT

The Fund may borrow up to 331 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1 1/2 of 1%. There were no borrowings under the line of credit during the year ended December 31, 1999.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                              YEAR ENDED DECEMBER 31, 1999
                                           ---------------------------------------------------------------------
                                            CLASS A        CLASS B         CLASS C        CLASS T        CLASS Z
                                           ---------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM INVESTMENT OPERATIONS:         $  7.780      $   7.700         $ 7.710        $ 7.770       $  7.750
                                           --------      ---------         -------        -------       --------
Net investment income (a)                     0.091          0.021           0.020          0.116          0.116
Net realized and unrealized gain              5.599          5.509           5.520          5.594          5.594
                                           --------      ---------         -------        -------       --------
  Total from Investment Operations            5.690          5.530           5.540          5.710          5.710
                                           --------      ---------         -------        -------       --------
NET ASSET VALUE, END OF PERIOD             $ 13.470      $  13.230         $13.250        $13.480       $ 13.460
                                           ========      =========         =======        =======       ========
Total return (b)                              73.14%         71.82%          71.85%         73.49%         73.68%
                                           ========      =========         =======        =======       ========
RATIOS TO AVERAGE NET ASSETS
Expenses (c)                                   1.77%          2.52%           2.52%          1.52%          1.52%
Net investment income (c)                      0.97%          0.22%           0.22%          1.22%          1.22%
Portfolio turnover                               14%            14%             14%            14%            14%
Net assets at end of period (000)          $403,082       $407,179         $73,038        $69,503       $214,498


(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                                                                    YEAR ENDED DECEMBER 31, 1998
                                               ---------------------------------------------------------------------
                                                CLASS A        CLASS B         CLASS C        CLASS T        CLASS Z
                                               ---------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM INVESTMENT OPERATIONS:             $  9.020      $   8.920         $ 8.940        $ 9.010       $  9.010
                                               --------      ---------         -------        -------       --------
Net investment income (a)                         0.145          0.091           0.091          0.163          0.163
Net realized and unrealized loss                 (1.234)        (1.228)         (1.241)        (1.232)        (1.252)
                                               --------      ---------         -------        -------       --------
  Total from Investment Operations               (1.089)        (1.137)         (1.150)        (1.070)        (1.090)
                                               --------      ---------         -------        -------       --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                       (0.151)        (0.083)         (0.080)        (0.171)        (0.171)
                                               --------      ---------         -------        -------       --------
NET ASSET VALUE, END OF PERIOD                 $  7.780      $   7.700         $ 7.710        $ 7.770       $  7.750
                                               ========      =========         =======        =======       ========

Total return (b)                                 (12.08)%       (12.77)%        (12.89)%       (11.87)%       (12.09)%
                                               ========      =========         =======        =======       ========
RATIOS TO AVERAGE NET ASSETS
Expenses (c)                                       1.78%          2.53%           2.53%          1.53%          1.53%
Net investment income (c)                          2.02%          1.27%           1.27%          2.27%          2.27%
Portfolio turnover                                   15%            15%             15%            15%            15%
Net assets at end of period (000)              $250,089       $280,163         $48,316        $51,526       $138,988


(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:



                                                                    YEAR ENDED DECEMBER 31, 1997
                                                    ---------------------------------------------------------------------
                                                    CLASS A        CLASS B         CLASS C        CLASS T        CLASS Z
                                                    ---------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM INVESTMENT OPERATIONS:                  $ 13.750      $  13.640         $13.660        $13.750       $ 13.750
                                                    --------      ---------         -------        -------       --------
Net investment income (loss) (b)                       0.081         (0.011)         (0.012)         0.112          0.112
Net realized and unrealized loss                      (4.735)        (4.667)         (4.666)        (4.740)        (4.740)
                                                    --------      ---------         -------        -------       --------
  Total from Investment Operations                    (4.654)        (4.678)         (4.678)        (4.628)        (4.628)
                                                    --------      ---------         -------        -------       --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.034)            --              --         (0.070)        (0.070)
From net realized gains                               (0.042)        (0.042)         (0.042)        (0.042)        (0.042)
                                                    --------      ---------         -------        -------       --------
  Total Distributions Declared to Shareholders        (0.076)        (0.042)         (0.042)        (0.112)        (0.112)
                                                    ========      =========         =======        =======       ========
NET ASSET VALUE, END OF PERIOD                      $  9.020      $   8.920         $ 8.940        $ 9.010       $  9.010
                                                    ========      =========         =======        =======       ========
Total return (c)                                      (33.95)%       (34.41)%        (34.36)%       (33.76)%       (33.76)%
                                                    ========      =========         =======        =======       ========
RATIOS TO AVERAGE NET ASSETS
Operating expenses (d)                                  1.73%          2.48%           2.48%          1.48%          1.48%
Interest expense                                          (e)            (e)             (e)            (e)            (e)
Total expenses (d)                                      1.73%          2.48%           2.48%          1.48%          1.48%
Net investment income (loss) (d)                        0.64%         (0.11)%         (0.11)%         0.89%          0.89%
Portfolio turnover                                        12%            12%             12%            12%            12%
Net assets at end of period (000)                   $323,407      $ 362,442         $62,703        $82,095       $180,832


(a) Class D shares were redesignated Class C shares on July 1, 1997.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(e) Rounds to less than 0.01%.


                                                                    YEAR ENDED DECEMBER 31, 1996
                                                    ---------------------------------------------------------------------
                                                    CLASS A        CLASS B         CLASS C        CLASS T        CLASS Z
                                                    ---------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM INVESTMENT OPERATIONS:                  $ 12.460      $  12.390       $  12.410      $  12.450       $ 12.450
                                                    --------      ---------         -------        -------       --------

Net investment income (loss) (a)                       0.083         (0.016)         (0.016)         0.116          0.116
Net realized and unrealized gain                       1.278          1.275           1.270          1.281          1.281
                                                    --------      ---------         -------        -------       --------
  Total from Investment Operations                     1.361          1.259           1.254          1.397          1.397
                                                    --------      ---------         -------        -------       --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.067)        (0.005)             --         (0.093)        (0.093)
From net realized gains                               (0.004)        (0.004)         (0.004)        (0.004)        (0.004)
                                                    --------      ---------         -------        -------       --------
  Total Distributions Declared to Shareholders        (0.071)        (0.009)         (0.004)        (0.097)        (0.097)
                                                    --------      ---------         -------        -------       --------
NET ASSET VALUE, END OF PERIOD                      $ 13.750      $  13.640       $  13.660      $  13.750       $ 13.750
                                                    ========      =========       =========      =========       ========
Total return (b)                                       10.94%         10.16%          10.11%         11.24%         11.24%
                                                    ========      =========       =========      =========       ========
RATIOS TO AVERAGE NET ASSETS
Expenses (c)                                            1.74%          2.49%           2.49%          1.49%          1.49%
Net investment income (c)                               0.62%         (0.13)%         (0.13)%         0.87%          0.87%
Portfolio turnover                                         6%             6%              6%             6%             6%
Net assets at end of period (000)                   $568,497       $572,089        $108,785       $187,659       $366,849


(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                    YEAR ENDED DECEMBER 31, 1995
                                                    ---------------------------------------------------------------------
                                                    CLASS A(a)      CLASS B(a)      CLASS C(a)    CLASS T(b)   CLASS Z(b)
                                                    ---------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM INVESTMENT OPERATIONS:                  $ 10.860      $  10.860         $10.860      $  10.800        $ 10.800
                                                    --------      ---------         -------        -------        --------

Net investment income (loss) (c)                       0.067         (0.003)         (0.003)         0.099           0.099
Net realized and unrealized gain                       1.617          1.594           1.615          1.656           1.656
                                                    --------      ---------         -------        -------        --------
  Total from Investment Operations                     1.684          1.591           1.612          1.755           1.755
                                                    --------      ---------         -------        -------        --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.060)        (0.037)         (0.038)        (0.081)         (0.081)
From net realized gains                               (0.024)        (0.024)         (0.024)        (0.024)         (0.024)
                                                    --------      ---------         -------        -------        --------
  Total Distributions Declared to Shareholders        (0.084)        (0.061)         (0.062)        (0.105)         (0.105)
                                                    --------      ---------         -------        -------        --------
NET ASSET VALUE, END OF PERIOD                      $ 12.460      $  12.390         $12.410      $  12.450        $ 12.450
                                                    ========      =========         =======      =========        ========
Total return (d)                                       15.52%(e)      14.65%(e)       14.85%(e)      16.28%          16.28%
                                                    ========      =========         =======      =========        ========
RATIOS TO AVERAGE NET ASSETS
Expenses(f)                                             1.37%(e)       1.93%(e)        1.93%(e)       1.60%           1.60%
Net investment income(f)                                0.28%(e)      (0.28)%(e)      (0.28)%(e)      0.75%           0.75%
Portfolio turnover                                         4%             4%              4%             4%              4%
Net assets at end of period (000)                   $196,870       $112,588         $21,420       $195,986        $345,583



(a) Class A, Class B and Class C shares were initially offered on April 1, 1995. Per share data reflects activity from that date.

(b) Newport Tiger Fund was reorganized as Colonial Newport Tiger Fund on April 1, 1995. Under the plan of reorganization, existing shareholders of Newport Tiger Fund received Class T or Class Z shares of Colonial Newport Tiger Fund. The financial highlights for Classes T and Z are presented as if the reorganization had occurred on January 1, 1995.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.07% on Class A, Class B and Class C and 0.11% on Class T and Class Z.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF LIBERTY FUNDS TRUST VII AND
SHAREHOLDERS OF NEWPORT TIGER FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Newport Tiger Fund (the "Fund"), (a series of Liberty Funds Trust VII, formerly Colonial Trust VII), at December 31, 1999 the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with accounting principles generally accepted in the United States. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.










PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE
--------------------------------------------------------------------------------

TO MAKE INVESTING

Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Colonial Investors Service Center directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Financial Investments, Inc. by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Financial Investments of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Financial Investments. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs

--------------------------------------------------------------------------------
SHAREHOLDER COMMUNICATIONS
--------------------------------------------------------------------------------

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

LIBERTY FINANCIAL INVESTMENTS INVESTOR OPPORTUNITIES: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)


----------
1 Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

--------------------------------------------------------------------------------
TRUSTEES & TRANSFER AGENT
--------------------------------------------------------------------------------

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN V. CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (former Dean, Boston College School of Management)

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)




IMPORTANT INFORMATION ABOUT THIS REPORT The Transfer Agent for Newport Tiger Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Newport Tiger Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.



ANNUAL REPORT

Liberty offers the independent thinking and collective strength of six financial specialists. Our distinguished product line helps financial advisors and their clients build diversified investment portfolios for long-term financial goals.

--------------------------------------------------------------------------------

                                 LIBERTY FUNDS

--------------------------------------------------------------------------------

ALL-STAR    Institutional money management approach for individual investors.

COLONIAL    Fixed income and value style equity investing.

            A contrarian approach to fixed income and equity investing.

NEWPORT     A leader in international investing.SM

STEIN ROE   Innovative solutions for growth and income investing.
ADVISOR

KEYPORT     A leading provider of innovative annuity products.


            Liberty's mutual funds are offered by prospectus through Liberty Funds Distributor, Inc.


BEFORE YOU INVEST, CONSULT YOUR FINANCIAL ADVISOR.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.


-------------------------------------
NEWPORT TIGER FUND      ANNUAL REPORT
-------------------------------------



                                                                 -------------
[LIBERTY FUNDS LOGO]                                               BULK RATE
                                                                 U.S. POSTAGE
                                                                    PAID
                                                                 Holliston, MA
                                                                 PERMIT NO. 20
                                                                 -------------